                                                                       EXHIBIT 2
C&S-510 (Rev. 1-84)
--------------------------------------------------------------------------------
       MICHIGAN DEPARTMENT OF COMMERCE - CORPORATION AND SECURITIES BUREAU
--------------------------------------------------------------------------------
(FOR BUREAU USE ONLY)                                             Date Received
                                     FILED                         MAY 23 1986
                                                                  -------------
                                 JUN 04 1986
                                                                  -------------
                                 Administrator
                          MICHIGAN DEPT. OF COMMERCE              -------------
                        Corporation & Securities Bureau
--------------------------------------------------------------------------------


                       RESTATED ARTICLES OF INCORPORATION

                    For use by Domestic Profit Corporations

   (Please read instructions and Paperwork Reduction Act notice on last page)

      Pursuant to the provisions of Act 284 Public Acts of 1972, as amended, the undersigned corporation executes the following Articles:

-----------------------------------------------------------------------------------------------------------------------
1.   The present name of the corporation is:                                   Universal Automation  Corporation

2.   The corporation identification number (CID) assigned by the Bureau is:    106-442

3.   All former names of the corporation are:                                  State Die & Manufacturing Company
                                                                               State Manufacturing, Inc.
                                                                               State Die and Engineering, Inc.
                                                                               Universal Robotics and Automation, Inc.


4.   The date of filing the original Articles of Incorporation was:            March 13, 1964
-----------------------------------------------------------------------------------------------------------------------

      The following Restated Articles of Incorporation supersede the Articles of Incorporation as amended and shall be the Articles of Incorporation for the corporation:

ARTICLE I

--------------------------------------------------------------------------------
     The name of the corporation is:

                              Universal Automation Corporation
--------------------------------------------------------------------------------


ARTICLE II

--------------------------------------------------------------------------------
The purpose or purposes for which the corporation is organized are:

     To engage in any activity within the purpose or purposes for which corporations may be organized under the Business Corporation Act of Michigan.



--------------------------------------------------------------------------------

ARTICLE III

--------------------------------------------------------------------------------
The total authorized capital stock is:

1.   Common shares  50,000,000                     Par Value Per Share   $0.001
                  _______________                                         _____

     Preferred shares___________________           Par Value Per Share   $_____

and/or shares without par value as follows:

2.   Common shares _____________________        Stated Value Per Share   $_____
     Preferred shares___________________        Stated Value Per Share   $_____

3. A statement of all or any of the relative rights, preferences and limitations of the shares of each class is as follows:






--------------------------------------------------------------------------------

ARTICLE IV

--------------------------------------------------------------------------------
1.   The address of the current registered office is:

     15555 E. Twelve Mile Road, Roseville,    Michigan     48066
     -------------------------------------               ----------
     (Street Address)           (City)                   (ZIP Code)

2. The mailing address of the current registered office if different than above:

                                         ,    Michigan
     -------------------------------------               ----------
     (Street Address)           (City)                   (ZIP Code)


3.   The name of the current resident agent is:   Al Valentine

--------------------------------------------------------------------------------

ARTICLE V (OPTIONAL. DELETE IF NOT APPLICABLE.)


--------------------------------------------------------------------------------
When a compromise or arrangement or a plan of reorganization of this corporation is proposed between this corporation and its creditors or any class of them or between this corporation and its shareholders or any class of them, a court of equity jurisdiction within the state, on application of this corporation or of a creditor or shareholder thereof, or on application of a receiver appointed for the corporation, may order a meeting of the creditors or class of creditors or of the shareholders or class of shareholders to be affected by the proposed compromise or arrangement or reorganization, to be summoned in such manner as the court directs. If a majority in number representing 3/4 in value of the creditors or class of creditors, or of the shareholders or class of shareholders to be affected by the proposed compromise or arrangement or a reorganization, agree to a compromise or arrangement or a reorganization of this corporation as a consequence of the compromise or arrangement, the compromise or arrangement and the reorganization, if sanctioned by the court to which the application has been made, shall be binding on all the creditors or class of creditors, or on all the shareholders or class of shareholders and also on this corporation.

--------------------------------------------------------------------------------

ARTICLE VI (OPTIONAL. DELETE IF NOT APPLICABLE.)

Any action required or permitted by the act to be taken at an annual or special meeting of shareholders may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, is signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take the action at a meeting at which all shares entitled to vote thereon were present and voted.

     Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to shareholders who have not consented in writing.
--------------------------------------------------------------------------------


ARTICLE VII (ADDITIONAL PROVISIONS, IF ANY, MAY BE INSERTED HERE: ATTACH ADDITIONAL PAGES IF NEEDED.)

--------------------------------------------------------------------------------


N/A



--------------------------------------------------------------------------------

5. COMPLETE SECTION (a) IF THE RESTATED ARTICLES WERE ADOPTED BY THE UNANIMOUS CONSENT OF THE INCORPORATORS BEFORE THE FIRST MEETING OF THE BOARD OF
     DIRECTORS: OTHERWISE, COMPLETE SECTION (b)


     a.[ ] These Restated Articles of Incorporation were duly adopted on the ____day of____________, 19_____, in accordance with the provisions of
           Section 642 of the Act by the unanimous consent of the incorporators before the first meeting of the Board of Directors.

           Signed this _____day of_______________________________________, 19___

           _____________________________________________________________________

           _____________________________________________________________________
   (Signature of all incorporators: type or print name under each signature)

     b.[X] These Restated Articles of Incorporation were duly adopted on the 7th day of May, 1986, in accordance with the provisions of
           Section 642 of the Act and: (check one of the following)

           [ ] were duly adopted by the Board of Directors without a vote of the shareholders. These Restated Articles of Incorporation only restate and integrate and do not further amend the provisions of the Articles of Incorporation as heretofore amended and there is no material discrepancy between those provisions and the provisions of these Restated Articles.

          [ ] were duly adopted by the shareholders. The necessary number of shares as required by statute were voted in favor of these Restated Articles.

          [ ] were duly adopted by the written consent of the shareholders having not less than the minimum number of votes required by statute in accordance with Section 407(1) and (2) of the Act. Written notice to shareholders who have not consented in writing has been given. (Note: Written consent by less than all of the shareholders is permitted only if such provision appears in the Articles of Incorporation.)

          [X] were duly adopted by the written consent of all the shareholders entitled to vote in accordance with Section 407(3) of the Act.



                                           Signed this 12th day of May,1986

                                           By   /s/ Al Valentine
                                                -------------------------------
                                                (Signature)

                                                Al Valentine, President
                                                -------------------------------
                                                (Type or Print Name and Title)

          RECEIVED                                   FILED
        JUN 18 1987                                JUN 23 1987
MICHIGAN DEPT. OF COMMERCE                        Administrator
                                           MICHIGAN DEPT. OF COMMERCE
                                         Corporation & Securities Bureau

                          CERTIFICATE OF AMENDMENT TO
                         THE ARTICLES OF INCORPORATION

     Pursuant to the provisions of Act 284, Public Acts of 1972, as amended, the undersigned corporation executes the following Certificate:


     1. The present name of the corporation is Universal Automation Corporation.

     2. The corporation identification number (CID) assigned by the Bureau is 106-442.

     3. The location of its registered office is 15555 E. Twelve Mile Road, Roseville, Michigan 48066.

     4. Article VII is hereby added to the Articles of Incorporation to read as follows:

               To the fullest extent permitted by the Michigan Business Corporation Act as the same exists or as it may hereafter be amended, no director shall be personally liable to the corporation or its shareholders for monetary damages for any breach of the director's fiduciary duty.

               No amendment or repeal of this Article VII, nor the adoption of any provision inconsistent with this Article VII, shall apply to any acts or omissions occurring prior to such amendment or repeal, or give rise to or increase any liability of any director with respect to any acts or omissions occurring prior to such amendment or repeal.

     5. The foregoing amendment to the Articles of Incorporation was duly adopted on the 5th day of June, 1987. The amendment was duly adopted by the written consent of all the shareholders or members entitled to vote in accordance with Section 407(3) of the Act.

     Signed this June 5, 1987.

                                    /s/ Al Valentine
                                    ----------------------------
                                          Al Valentine

                                    Title: President

C&S-515 (Rev. 3-91)
--------------------------------------------------------------------------------
       MICHIGAN DEPARTMENT OF COMMERCE - CORPORATION AND SECURITIES BUREAU
--------------------------------------------------------------------------------
(FOR BUREAU USE ONLY)                                             Date Received
                                     FILED                         FEB  6 1992
                                                                  -------------
                                  MAR 4 1992
                                                                  -------------
                                 Administrator
                          MICHIGAN DEPT. OF COMMERCE              -------------
                        Corporation & Securities Bureau
--------------------------------------------------------------------------------


            CERTIFICATE OF AMENDMENT TO THE ARTICLES OF INCORPORATION

                        For use by Domestic Corporations

             (Please read information and instructions on last page)

     Pursuant to the provisions of Act 284, Public Acts of 1972 (profit corporations), or Act 162, Public Acts of 1982 (nonprofit corporations), the undersigned corporation executes the following Certificate:



-----------------------------------------------------------------------------------------------------------------------
1.   The present name of the corporation is:                                   Universal Automation  Corporation

2.   The corporation identification number (CID) assigned by the Bureau is:    106-442

3.   The location of its registered office is:
     25000 Joy Blvd.     Mt. Clemens,              Michigan   48043
     ----------------------------------------------         ----------
     (Street Address)       (City)                          (ZIP Code)
-----------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

4. Article I of the Articles of Incorporation is hereby amended to read as follows:

                 "UHF Incorporated"





--------------------------------------------------------------------------------

5. COMPLETE SECTION (a) IF THE AMENDMENT WAS ADOPTED BY THE UNANIMOUS CONSENT OF THE INCORPORATOR(S) BEFORE THE FIRST MEETING OF THE BOARD OF DIRECTORS OR TRUSTEES; OTHERWISE, COMPLETE SECTION (b)






a.   [ ]   The foregoing amendment to the Articles of Incorporation was duly adopted on the ____ day of _____________ , 19_____, in accordance with the provisions of the Act by the unanimous consent of the incorporator(s) before the first meeting of the board of directors or trustees.


           Signed this _______ day of ________________________________, 19____.

           _______________________________      _______________________________
                    (Signature)                           (Signature)


           _______________________________      _______________________________
                (Type or Print Name)                  (Type or Print Name)


           _______________________________      _______________________________
                    (Signature)                           (Signature)


           _______________________________      _______________________________
                (Type or Print Name)                  (Type or Print Name)



b.   [X]   The foregoing amendment to the Articles of Incorporation was duly adopted on the 21st day of September, 1991. The amendment: (check one of the following)


          [X] was duly adopted in accordance with Section 611(2) of the Act by the vote of the shareholders if a profit corporation, or by the vote of the shareholders or members if a nonprofit corporation, or by the vote of the directors if a nonprofit corporation organized on a nonstock directorship basis. The necessary votes were cast in favor of the amendment.

          [ ] was duly adopted by the written consent of all the directors pursuant to Section 525 of the Act and the corporation is a nonprofit corporation organized on a nonstock directorship basis.

          [ ] was duly adopted by the written consent of the shareholders or members having not less than the minimum number of votes required by statute in accordance with Section 407 (1) and (2) of the Act if a nonprofit corporation, and Section 407 (1) of the Act if a profit corporation. Written notice to shareholders or members who have not consented in writing has been given. (Note:
               Written consent by less than all of the shareholders or members is permitted only if such provision appears in the Articles of Incorporation.)

          [ ] was duly adopted by the written consent of all the shareholders or members entitled to vote in accordance with Section 407 (3) of the Act if a non-profit corporation, and Section 407 (2) of the Act if a profit corporation.



                      Signed this 5th day of February, 1992


                      By  /s/ Walter L. Baumgardner
                          -------------------------------------
                          (Only signature of: President, Vice President,
                           Chairperson and Vice-Chairperson)


                      WALTER L. BAUMGARDNER       Vice President/General Counsel
                      ----------------------------------------------------------
                      (Type or Print Name)            (Type or Print Title)

BCS/CD-520 (Rev. 06/01)
--------------------------------------------------------------------------------
               MICHIGAN DEPARTMENT OF CONSUMER & INDUSTRY SERVICES
                          BUREAU OF COMMERCIAL SERVICES
--------------------------------------------------------------------------------
Date Received                (FOR BUREAU USE ONLY)

--------------
                This document is effective on the
                date filed, unless a subsequent
                effective date within 90 days after
                received date is stated in the
                document.

                                         FILED
                                      MAR 08 2002

                                      ADMINISTRATOR
                             BUREAU OF COMMERCIAL SERVICES

   CERTIFICATE OF CHANGE OF REGISTERED OFFICE AND/OR CHANGE OF RESIDENT AGENT For use by Domestic and Foreign Corporations and Limited Liability Companies

           (Please read information and instructions on reverse side)

     Pursuant to the provisions of Act 284, Public Acts of 1972 (profit corporations), Act 162, Public Acts of 1982 (nonprofit corporations), or Act 23, Public Acts of 1993 (limited liability companies), the undersigned corporation or limited liability company executes the following Certificate:

--------------------------------------------------------------------------------

1.   The name of the corporation or limited liability company is:
          UHF Incorporated
          ----------------------------------------------------------------------

2.   The identification number assigned by the Bureau is:  106442
                                                          ---------

3.   a.   The name of the resident agent on file with the Bureau is:
          Al Valentine
          -----------------------------------

     b.   The location of the registered office on file with the Bureau is:
          29770 Parkway             Roseville,          Michigan      48066
          -------------------------------------------             -------------
          (Street Address)            (City)                        (ZIP Code)


     c. The mailing address of the above registered office on file with the Bureau is:

          29770 Parkway             Roseville,          Michigan      48066
          -------------------------------------------             -------------
          (Street Address)            (City)                        (ZIP Code)

--------------------------------------------------------------------------------

  ENTER IN ITEM 4 THE INFORMATION AS IT SHOULD NOW APPEAR ON THE PUBLIC RECORD

--------------------------------------------------------------------------------

4.   a. The name of the resident agent is: Walter L. Baumgardner
                                           -------------------------------------

     b. The address of the registered office is:

     24001 Greater Mack,        St. Clair Shores,    Michigan        48080
     --------------------------------------------                -------------
           (Street Address)            (City)                      (ZIP Code)


     c. The mailing address of the registered office IF DIFFERENT THAN 4B is:

                                                  ,   Michigan
     ----------------------------------------------             -------------
       (Street Address or P.O. BOX)      (City)                   (ZIP Code)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

5.   The above changes were authorized by resolution duly adopted by: 1. ALL
     CORPORATIONS: its Board of Directors; 2. PROFIT CORPORATIONS ONLY: the resident agent if only the address of registered office is changed, in which case a copy of this statement has been mailed to the corporation; 3. LIMITED LIABILITY COMPANIES: an operating agreement, affirmative vote of a majority of the members pursuant to section 502(1), managers pursuant to section 405, or the resident agent if only the address of the registered office is changed.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
6. The corporation or limited liability company further states that the address of its registered office and the address of its resident agent, as changed, are identical.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Signature                    Type or Print Name and Title          Date Signed
    /S/ Vincent J. Senko     Secretary                              4 MAR 2002
--------------------------------------------------------------------------------

                                    BY-LAWS
                                       OF
                                 U.H.F., INC.*


                                    ARTICLE I
                                     OFFICES

     The principal office of the corporation in the State of Michigan, shall be located in the Municipality of St. Clair Shores, and the corporation may have such other offices, either within or without the State of Michigan, as the Board of Directors may designate or as the business of the corporation may require from time to time.

                                   ARTICLE II
                                  SHAREHOLDERS

     SECTION 1. Annual Meeting. The annual meeting of the shareholders shall be held on the third Monday in the month of May in each year, beginning with the year 1998, at the hour of 11:00 o'clock A.M., for the purpose of electing Directors and for the transaction of such other business as may come before the meeting. If the day fixed for the annual meeting shall be a legal holiday in the State of Michigan, such meeting shall be held on the next succeeding business day. If the election of Directors shall not be held on the day designated herein for any annual meeting of the shareholders, or at any adjournment thereof, the Board of Directors shall cause the election to be held at a special meeting of the shareholders as soon thereafter as conveniently may be.

     SECTION 2. Special Meetings. Special meetings of the shareholders, for any purpose or purposes, unless otherwise prescribed by statute, may be called by the


-------------------------------------
*As amended May 18, 1998.

President or by the Board of Directors, and shall be called by the President at the request of the holders of not less than thirty per cent (30%) of all the outstanding Common Shares of the corporation entitled to vote at the meeting.

     SECTION 3. Place of Meeting. The Board of Directors may designate any place, either within or without the State of Michigan unless otherwise prescribed by statute, as the place of meeting for any annual meeting or for any special meeting called by the Board of Directors. A waiver of notice signed by all shareholders entitled to vote at a meeting may designate any place, either within or without the State of Michigan, unless otherwise prescribed by statute, as the place for the holding of such meeting. If no designation is made, or if a special meeting be otherwise called, the place of meeting shall be the principal office of the corporation in the State of Michigan.

     SECTION 4. Notice of Meeting. Written notice stating the place, day and hour of the meeting and, in case of special meeting, the purpose or purposes for which the meeting is called, shall unless otherwise prescribed by statute, be delivered not less than ten (10) nor more than sixty (60) days before the date of the meeting, either personally or by mail, by or at the direction of the President, or the Secretary, or the persons calling the meeting, to each shareholder of record entitled to vote at such meeting. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail, addressed to the shareholder at his address as it appears on the stock transfer books of the corporation, with postage thereon prepaid.

     SECTION 5. Closing of Transfer Books or Fixing of Record Date. For the purpose of determining shareholders entitled to notice of or to vote at any meeting of shareholders or any adjournment thereof, or shareholders entitled to receive payment of any dividend, or in order to make a determination of shareholders for any other proper purpose, the Board of Directors of the corporation may provide that the stock transfer books shall be closed for a stated period but not to exceed, in any case, thirty (30) days. If the stock transfer books shall be closed for the purpose of determining shareholders entitled to notice of or to vote at a meeting of shareholders, such books shall be closed for at least ten (10) days immediately preceding such meeting. In lieu of closing the stock transfer books, the Board of Directors may fix in advance a date as the record date for any such determination of shareholders, such date in any case to be not more than forty five (45) days prior to the date on which the particular action, requiring such determination of shareholders, is to be taken. If the stock transfer books are not closed and no record date is fixed for the determination of shareholders entitled to notice of or to vote at a meeting of shareholders, or shareholders entitled to receive payment of a dividend, the date on which notice of the meeting is mailed or the date on which the resolution of the Board of Directors declaring such dividend is adopted, as the case may be, shall be the record date for such determination of shareholders. When a determination of shareholders entitled to vote at any meeting of shareholders has been made as provided in this section, such determination shall apply to any adjournment thereof.

     SECTION 6. Voting Lists. The officer or agent having charge of the stock transfer books for shares of the corporation shall make a complete list of the shareholders entitled to vote at each meeting of shareholders or any adjournment thereof, arranged in alphabetical order, with the address of and the number of shares held by each. Such list shall be produced and kept open at the time and place of the meeting and shall be subject to the inspection of any shareholder during the whole time of the meeting for the purposes thereof. When a record date shall have been set prior to the date of the meeting, as prescribed in
Section 5, of this Article, the Shareholder list shall be available for inspection, by any Shareholder of record at the principal office of the Corporation, during normal business hours, from a date three (3) days after the record date, until the end of the meeting.

     SECTION 7. Quorum. A majority of the outstanding shares of the corporation entitled to vote, represented in person or by proxy, shall constitute a quorum at any meeting of shareholders. If less than a majority of the outstanding shares are represented at a meeting, a majority of the shares so represented may adjourn the meeting from time to time without further notice. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally noticed. The shareholders present at a duly organized meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough shareholders to leave less than a quorum.

     SECTION 8. Proxies. At all meetings of shareholders, a shareholder may vote in person or by proxy, executed in writing by shareholder or by his duly authorized attorney in fact, Such proxy shall be filed with the secretary of the corporation before or at the time of the meeting. No proxy shall be valid after thirty six (36) months from the date of its execution, unless otherwise provided in the proxy.

     SECTION 9. Voting of Shares. Subject to the provisions of Section 12 of this Article II, each outstanding share of Common Stock entitled to vote shall be entitled to one vote upon each matter submitted to a vote at a meeting of shareholders.

     SECTION 10. Voting of Shares by Certain Holders. Shares standing in the name of another corporation may be voted by such officer, agent or proxy as the by-laws of such corporation may prescribe, or, in the absence of such provision, as the board of directors of such corporation may determine.

     Shares held by an administrator, executor, guardian or conservator may be voted by him, either in person or by proxy, without a transfer of such shares into his name. Shares standing in the name of a trustee may be voted by him, either in person or by proxy, but no trustee shall be entitled to vote shares held by him without a transfer of such shares into his name.

     Shares standing in the name of a receiver may be voted by such receiver, and shares held by or under the control of a receiver may be voted by such receiver without the transfer thereof into his name, if authority so to do be contained in an appropriate order of the court by which such receiver was appointed.

     A shareholder whose shares are pledged shall be entitled to vote such shares until the shares have been transferred into the name of the pledgee, and thereafter the pledgee shall be entitled to vote the shares so transferred.

     Shares of its own stock belonging to the corporation shall not be voted, directly or indirectly, at any meeting, and shall not be counted in determining the total number of outstanding shares at any given time, for any purpose.

     SECTION 11. Informal Action by Shareholders. Unless otherwise provided by law, any action required to by taken at a meeting of the shareholders, or any other action which may be taken at a meeting of the shareholders, may be taken without a meeting if a consent in writing, setting forth the action so taken, shall be signed by shareholders holding at least seventy percent (70%) of the shares entitled to vote with respect to the subject matter thereof.

     SECTION 12. Cumulative Voting. Unless otherwise provided by law, at each election for Directors every shareholder entitled to vote at such election shall have the right to vote, in person or by proxy, the number of shares owned by him for as many persons as there are Directors to be elected and for whose election he has a right to vote, or to cumulate his votes by giving one candidate as many votes as the number of such Directors multiplied by the number of his shares shall equal, or by distributing such votes on the same principle among any number of candidates.

                                   ARTICLE III
                               BOARD OF DIRECTORS

     SECTION 1. General Powers. The business and affairs of the corporation shall be managed by its Board of Directors.

     SECTION 2. Number, Tenure and Qualifications. The number of directors of the corporation shall be Seven. The directors shall hold office for a period of three (3) years, with one-third of the Board of Directors being elected at each annual meeting. At the annual meeting of Shareholders, being held in the year 1998, three (3) Directors shall be elected. One (1) such Director shall be elected for a period of three (3) years; and, one (1) such Director shall be elected for a period of two (2) years; and, one (1) such Director shall be elected for a period of one (1) years.

     SECTION 3. Regular Meetings. A regular meeting of the Board of Directors shall be held without other notice than this By-Law immediately after, and at the same place as, the annual meeting of shareholders. The Board of Directors may provide, by resolution, the time and place for the holding of additional regular meetings without other notice than such resolution.

     SECTION 4. Special Meetings. Special meetings of the Board of Directors may be called by or at the request of the President or any two directors. The person or persons authorized to call special meetings of the Board of Directors may fix the place for holding any special meeting of the Board of Directors called by them.

     SECTION 5. Notice. Notice of any special meeting shall be given at least two (2) days previously thereto by written notice delivered personally, mailed, transmitted by fax transmission, or sent by e-mail, to each director at his business address. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail so addressed, with postage thereon prepaid. If notice be given by telegram, such notice shall be deemed to be delivered when the telegram is delivered to the telegraph company. If notice be given by fax transmission or by e-mail transmission, such notice shall be deemed to be delivered when the fax transmission or e-mail transmission is sent. Any director may waive notice of any meeting. The attendance of a director at a meeting shall constitute a waiver of notice of such meeting, except where a director attends a meeting for the express purpose of objecting to the transaction of any business because the meeting is not lawfully called or convened.

     SECTION 6. Quorum. A majority of the number of directors fixed by Section 2 of this Article III shall constitute a quorum for the transaction of business at any meeting of the Board of Directors, but if less than such majority is present at a meeting, a majority of the directors present may adjourn the meeting from time to time without further notice.

     SECTION 7. Manner of Acting. The act of a fifty one percent (51%) majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors.

     SECTION 8. Action Without A Meeting. Any action that may be taken by the Board of Directors, at a meeting, may be taken without a meeting, if a consent in writing, setting forth the action so to be taken, shall be signed before such action, by sixty five percent (65%) of the Directors.

     SECTION 9. Vacancies. Any vacancy occurring in the Board of Directors, unless otherwise provided by law, shall be filled by the majority of the remaining Directors. A director elected to fill a vacancy shall be elected for the unexpired term of his predecessor in office. Any directorship to be filled by reason of an increase in the number of directors may be filled by election by the Board of Directors for a term of office continuing only until the next election of Directors by the shareholders.

     SECTION 10. Compensation. By resolution of the Board of Directors, each Director may be paid his expenses, if any, of attendance at each meeting of the Board of Directors, and may be paid a stated salary as director or a fixed sum for attendance at each meeting of the Board of Directors or both. No such payment shall preclude any director from serving the corporation in any other capacity and receiving compensation therefor.

     SECTION 11. Presumption of Assent. A director of the corporation who is present at a meeting of the Board of Directors at which action on any corporate matter is taken shall be presumed to have assented to the action taken unless his dissent shall be entered in the minutes of the meeting or unless he shall file his written dissent to such action with the person acting as the secretary of the meeting, before the adjournment thereof, or shall forward such dissent by registered mail to the Secretary of the corporation, immediately after the adjournment of the meeting. Such right to dissent shall not apply to a Director who voted in favor of such action.

                                   ARTICLE IV
                                    OFFICERS

     SECTION 1. Number. The officers of the corporation shall be a President, a Secretary and a Treasurer, each of whom shall be elected by the Board of Directors. Such other officers and assistant officers as may be deemed necessary may be elected or appointed by the Board of Directors. Any one person may hold multiple office of the corporation.

     SECTION 2. Election and Term of Office. The officers of the corporation to be elected by the Board of Directors shall be elected annually by the Board of Directors at the first meeting of the Board of Directors held after each annual meeting of the shareholders. If the election of officers shall not be held at such meeting, such election shall be held as soon thereafter as conveniently may be. Each officer shall hold office until his successor shall have been duly elected and shall have qualified or until his death or until he shall resign or shall have been removed in the manner hereinafter provided.

     SECTION 3. Removal. Any officer or agent may be removed by a sixty five percent (65%) majority of the Board of Directors whenever in its judgment, the best interests of the corporation will be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed. Election or appointment of an officer or agent shall not of itself create contract rights.


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     SECTION 4. Vacancies. A vacancy in any office because of death, resignation, removal, disqualification or otherwise, may be filled by the Board of Directors for the unexpired portion of the term.

     SECTION 5. President. The President shall be the principal executive officer of the corporation and, subject to the control of the Board of Directors, shall in general supervise and control all of the business and affairs of the corporation. He shall, when present, preside at all meetings of the shareholders and of the Board of Directors. He may sign, with the Secretary or any other proper officer of the corporation thereunto authorized by the Board of Directors, certificates for shares of the corporation, any deeds, mortgages, bonds, contracts, or other instruments which the Board of Directors has authorized to be executed, except in cases where the signing and execution thereof shall be expressly delegated by the Board of Directors or by these By-Laws to some other officer or agent of the corporation, or shall be required by law to be otherwise signed or executed; and in general shall perform all duties incident to the office of President and such other duties as may be prescribed by the Board of Directors from time to time.

     SECTION 6. Secretary. The Secretary shall: (a) keep the minutes of the proceedings of the shareholders and of the Board of Directors in one or more books provided for that purpose; (b) see that all notices are duly given in accordance with the provisions of these By-Laws or as required by law; (c) be custodian of the corporate records and of the seal of the corporation and see that the seal of the corporation under its seal is duly authorized; (d) keep a register of the post office


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address of each shareholder which shall be furnished to the Secretary by such shareholder; (e) sign with the President, certificates for shares of the corporation, the issuance of which shall have been authorized by resolution of the Board of Directors; (f) have general charge of the stock transfer books of the corporation; and (g) in general perform all duties incident to the office of Secretary and such other duties as from time to time may be assigned to him by the President or by the Board of Directors.

     SECTION 7. Treasurer. The Treasurer shall: (a) have charge and custody of and be responsible for all funds and securities of the corporation; (b) receive and give receipts for moneys due and payable to the corporation from any source whatsoever, and deposit all such moneys in the name of the corporation in such banks, trust companies or other depositories as shall be selected in accordance with the provisions of Article V of these By-Laws; and (c) in general perform all of the duties incident to the office of Treasurer and such other duties as from time to time may be assigned to him by the President or by the Board of Directors. If required by the Board of Directors, the Treasurer shall give a bond for the faithful discharge of his duties in such sum and with such surety or sureties as the Board of Directors shall determine.

     SECTION 8. Assistant Officers. The Senior Vice President shall replace the President in the official duties of the President, if the President is incapable of performing his duties, until such time as the Board of Directors shall replace the President. Any Assistant Secretary, duly appointed by the Board of Directors, may


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act in the place of the Secretary, unless specifically precluded from the act to be performed. Any Assistant Treasurer, duly appointed by the Board of Directors, may act in the place of the Treasurer, unless specifically precluded from the act to be performed.

     SECTION 9. Salaries. The salaries of the officers shall be fixed from time to time by the Board of Directors and shall require a fifty one percent (51%) majority of the Board of Directors and no officer shall be prevented from receiving such salary by reason of the fact that he is also a director of the corporation.

                                    ARTICLE V
                      CONTRACTS, LOANS, CHECKS AND DEPOSITS

     SECTION 1. Contracts. A fifty one percent (51%) majority of the Board of Directors may authorize any officer or officers, agent or agents, to enter into any contract or execute and deliver any instrument in the name of and on behalf of the corporation, and such authority may be general or confined to specific instances.

     SECTION 2. LOANS. No loans shall be contracted on behalf of the Corporation and no evidence of indebtedness shall be issued in its name unless authorized by a resolution of the Board of Directors. Such authority may be general or confined to specific instances.

     SECTION 3. CHECKS, DRAFTS, ETC. All checks, drafts or other orders for the payment of money, notes or other evidence of indebtedness issued in the name of the Corporation, shall be signed by such officer or officers, agent or agents


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of the Corporation and in such manner as shall from time to time be determined by resolution of the Board of Directors.

     SECTION 4. DEPOSITS. All funds of the Corporation not otherwise employed shall be deposited from time to time to the credit of the Corporation in such banks, trust companies, or other depositories as the Board of Directors may direct.

                                   ARTICLE VI
                   CERTIFICATES FOR SHARES AND THEIR TRANSFER

     SECTION 1. CERTIFICATES FOR SHARES. Certificates representing shares of the Corporation shall be in such form as shall be determined by the Board of Directors. Such certificates shall be signed by the President or a Vice President and by the Secretary or an Assistant Secretary. Certificates may bear the facsimile signatures of the appropriate officers, when a registrar or transfer agent shall be responsible for their issue and such transfer agent or registrar shall sign the certificates at the time of their issuance. The certificates shall bear the Seal of the Corporation which may be manually affixed or imprinted on the certificate. All certificates for shares shall be consecutively numbered or otherwise identified. The name, address, and federal identification number, of the person or entity to whom the shares represented thereby are issued, with the number of shares and date of issue, shall be entered on the stock transfer books of the Corporation. All certificates surrendered to the Corporation for transfer shall be canceled and no new certificate shall be issued until the former certificate for a like number of shares

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
shall have been surrendered and canceled, except that in case of a lost, destroyed, or mutilated certificate a new one may be issued therefor upon such terms and indemnity to the Corporation as the Board of Directors may prescribe by resolution.

     SECTION 2. TRANSFER OF SHARES. Transfer of shares of the Corporation shall be made only on the stock transfer books of the Corporation by the holder of record thereof or by his legal representative, who shall furnish proper evidence of authority to transfer, or by his attorney thereunto authorized by power of attorney duly executed and filed with the Secretary of the Corporation, and on surrender for cancellation of the certificate for such shares. The person in whose name shares stand on the books of the Corporation shall be deemed by the Corporation to be the owner thereof for all purposes.

                                   ARTICLE VII
                                   FISCAL YEAR

     The fiscal year of the Corporation shall begin on the first day of January and shall end on the last day of December, in each successive year.

                                  ARTICLE VIII
                                    DIVIDENDS

     The Board of Directors may from time to time declare, and the Corporation may pay dividends on its outstanding shares in the manner and upon the terms and conditions provided by and law and the Articles of Incorporation of the Corporation.


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
                                       IX
                                 CORPORATE SEAL

     The Board of Directors shall provide a Corporate Seal which shall be circular in form and shall have inscribed thereon the name of the Corporation, the state of incorporation, the year of incorporation, and the words "CORPORATE SEAL".

                                    ARTICLE X
                                WAIVER OF NOTICE

     Unless otherwise provided by law, whenever any notice is required to be given to any Shareholder or Director of the Corporation under any provision of these By-Laws, any resolution of the Board of Directors, or under any statute or law of the State, a waiver thereof in writing, signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice.

                                       XI
                                   AMENDMENTS

     SECTION 1. Amendments by Shareholders. The Shareholders may amend these By-Laws, either in part or in their entirety, at any regularly scheduled Annual Meeting of Shareholders or at any Special Meeting of Shareholders, called for amongst other reasons, the specified reason of amending the By-Laws of the Corporation.

     SECTION 2. Amendment by the Board of Directors. The Board of Directors may amend these By-Laws, in all parts other than provisions dealing with


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compensation of the Board of Directors (Article III, Section 10), number of members of the Board of Directors (Article III, Section 2), or provisions for amending these By-Laws (Article XI, Section 2).




ACCEPTED THIS 9th DAY OF February, 1998.


                                  /s/ Vincent J. Senko
                                  ------------------------------------
                                  SECRETARY



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